POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Investment Trust 97, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Investment Trust 97, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







October 14,  1997                     /s/ E. Virgil Conway
                                      -----------------------------------
                                          E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned officer of Phoenix Investment Trust 97, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Investment Trust 97, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.






                                  /s/ Nancy G. Curtiss
October 14,  1997                 ------------------------------------------
                                  Nancy G. Curtiss, Treasurer
                                  Principal Financial and Accounting Officer

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Investment Trust 97, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Investment Trust 97, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







October 14,  1997                          /s/ Harry Dalzell-Payne
                                           -------------------------------
                                           Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Investment Trust 97, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Investment Trust 97, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







October 14,  1997                          /s/ Everett L. Morris
                                           -----------------------------------
                                           Everett L. Morris, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Investment Trust 97, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Investment Trust 97, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.





October 14,  1997                           /s/ James M. Oates
                                            ---------------------------------
                                            James M. Oates, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Investment Trust 97, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Investment Trust 97, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







October 14,  1997                           /s/ Herbert Roth, Jr.
                                            ----------------------------------
                                            Herbert Roth, Jr., Trustee